UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2021

Kismet Acquisition Three Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40078	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

850 Library Avenue, Suite 204
Newark, Delaware	19715
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Warrant	KIIIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	KIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KIIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On February 17, 2021, the registration statement on Form S-1 (File No. 333-252420) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Kismet Acquisition Three Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on February 22, 2021, the Company consummated the IPO of 28,750,000 units (“Units”), which included the full exercise of the underwriters’ option to purchase additional units. Each Unit consists of one Class A ordinary share of the Company, par value $0.001 per share (“Class A Ordinary Shares”), and one-third of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $287,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated February 17, 2021, among the Company and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and BofA Securities, Inc., as representatives of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated February 17, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated February 17, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated February 17, 2021, between the Company and Kismet Sponsor Limited (the “Sponsor”), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated February 17, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	A Forward Purchase Agreement, dated February 17, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	An Administrative Services Agreement, dated February 17, 2021, between the Company and Kismet Capital Group LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	A Letter Agreement, dated February 17, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	A Letter Agreement, dated February 17, 2021, between the Company and each officer and director of the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference; and

•	Indemnity Agreements, each dated February 17, 2021, between the Company and each officer and director of the Company, the form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On February 22, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 5,166,667 warrants (the “Private Placement Warrants”) to the Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $7,750,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants underlying the Units, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. In addition, the Private Placement Warrants (and the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants) will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 17, 2021, the following individuals were appointed to the board of directors of the Company: Martin Avetisyan, Clifford Tompsett and Ross Lukatsevich. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 8.01. Other Events.

On February 5, 2021, the Company filed its amended and restated memorandum and articles of association (the “M&A”) with the Registrar of Companies in the Cayman Islands. Among other things, the M&A authorizes the issuance of up to 200,000,000 Class A Ordinary Shares and up to 10,000,000 Class B ordinary shares, par value $0.001 per share. The terms of the M&A are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the M&A is qualified in its entirety by reference to the full text of the M&A, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

A total of $287,500,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to us to pay our taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of our initial business combination, (b) the redemption of all of our Class A Ordinary Shares included in the Units sold in the IPO (“public shares”) if we are unable to complete our initial business combination within 24 months from the closing of the IPO, subject to applicable law, and (c) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

On February 17, 2021, the Company issued a press release announcing the pricing of the IPO, and on February 22, 2021, the Company issued a press release announcing the closing of the IPO, copies of which are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 17, 2021, among the Company and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and BofA Securities, Inc.
3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated February 5, 2021.
4.1	Warrant Agreement, dated February 17, 2021, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated February 17, 2021, between the Company and Continental Stock Transfer & Trust Company.
10.2	Private Placement Warrants Purchase Agreement, dated February 17, 2021, between the Company and Kismet Sponsor Limited.
10.3	Registration Rights Agreement, dated February 17, 2021, between the Company and Kismet Sponsor Limited.
10.4	Forward Purchase Agreement, dated February 17, 2021, between the Company and Kismet Sponsor Limited.
10.5	Administrative Services Agreement, dated February 17, 2021, between the Company and Kismet Capital Group LLC.
10.6	Letter Agreement, dated February 17, 2021, between the Company and Kismet Sponsor Limited.
10.7	Letter Agreement, dated February 17, 2021, between the Company and each officer and director of the Company.
10.8	Form of Indemnity Agreement.
99.1	Press Release, dated February 17, 2021.
99.2	Press Release, dated February 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KISMET acquisition THREE corp.

By:	/s/ Ivan Tavrin
	Name:	Ivan Tavrin
	Title:	Chairman and Chief Executive Officer

Date: February 23, 2021

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